UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2015

Long Island Iced Tea Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55448	47-2624098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Charlotte Avenue, Hicksville, NY	11801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (706) 526-4015

1193 Seven Oaks Rd., Waynesboro, GA 30830
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Consummation of Merger and Exchange

Effective May 27, 2015, Long Island Iced Tea Corp. (“Holdco”) consummated the transactions contemplated by the Merger Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of December 31, 2015 and amended April 23, 2015, by and among Holdco, Cullen Agricultural Holding Corp., a Delaware corporation (“Cullen”), Cullen Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“Parent Merger Sub”), LIIT Acquisition Sub, LLC, a New York limited liability company and a wholly owned subsidiary of Holdco (“LIBB Merger Sub”), Long Island Brand Beverages, LLC, a New York limited liability company (“LIBB”) and Phil Thomas (“Thomas”) and Thomas Panza (“Panza,” and together with Thomas, the “Founders”) and the other members of LIBB who signed joinder agreements to become parties to the Merger Agreement.

Upon the closing of the transactions contemplated by the Merger Agreement (the “Closing”), (i) Parent Merger Sub merged with and into Cullen, with Cullen surviving as a wholly owned subsidiary of Holdco (the “Parent Merger”), and (ii) LIBB Merger Sub merged with and into LIBB, with LIBB surviving as a wholly owned subsidiary of Holdco (the “Company Merger,” and together with the Parent Merger, the “Mergers”). As a result, Holdco became the new public company and Cullen and LIBB became wholly-owned subsidiaries of Holdco.

In addition, Holdco adopted the Holdco 2015 Long-Term Incentive Equity Plan, which is an incentive equity compensation plan for directors, officers, employees, consultants and other service providers of Holdco and its subsidiaries.

LIBB operates in the ready-to-drink tea segment of the beverage industry. LIBB has developed non-alcoholic, premium iced tea bottled beverages made with quality ingredients that are offered at an affordable price. LIBB is currently organized around its flagship brand Long Island Iced Tea, a premium, read-to-drink, proprietary recipe iced tea sold primarily on the East Coast of the United States through a network of national and regional retail chains and distributors.

Immediately following the Parent Merger, every fifteen (15) shares of common stock, par value $0.0001, of Cullen (“Cullen Common Stock”) were automatically converted into one share of common stock, par value $0.0001 per share, of Holdco (“Holdco Common Stock”). Upon consummation of Company Merger, the former members of LIBB (“Members”), in exchange for all of the membership interests of LIBB, received an aggregate of 2,633,334 shares Holdco Common Stock (the “Merger Shares”) (with 566,667 of such shares set aside in escrow as described below), subject to adjustment after the Closing based on Cullen’s and LIBB’s Net Working Capital (as defined in the Merger Agreement) at Closing. The parties determined that there was no adjustment to the number of Merger Shares at the Closing based on Cullen’s and LIBB’s respective estimates of their respective net working capital at the Closing, but such estimates are subject to a post-closing true-up in accordance with the Merger Agreement.

As a result of the Mergers, the former members of LIBB own approximately 63% of the stock of Holdco and the former stockholders of Cullen own the remaining 37%.

The Merger Agreement is described more fully in the section entitled “The Merger Proposal” in the proxy statement/prospectus that forms a part of Holdco’s Registration Statement on Form S-4 (File No. 333-201527) (the “Proxy Statement/Prospectus”) and such description is incorporated herein by reference.

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Indemnification; Escrow

The Members have agreed to indemnify and hold harmless Cullen, Holdco and LIBB and their respective successors and assigns, but only to the extent of the Indemnity Shares (as defined below), from and against all losses arising out of or resulting from the inaccuracy or breach of any representation or warranty of LIBB or the Members or the non-fulfillment or breach of any covenant or agreement of LIBB contained in the Merger Agreement. Holdco has agreed to indemnify and hold harmless the Members and their respective successors and assigns, but only to the extent of an additional 500,000 shares of Holdco Common Stock, from and against all losses arising out of or resulting from the inaccuracy or breach of any representation or warranty of, or the non-fulfillment or breach of any covenant or agreement of, Cullen, Holdco, Parent Merger Sub or LIBB Merger Sub contained in the Merger Agreement. Indemnification claims will be paid by delivery of shares of Holdco Common Stock.

To provide a fund for satisfaction of Cullen, Holdco and LIBB’s post-Closing rights to indemnification under the Merger Agreement, an aggregate of 500,000 of the Merger Shares (“Indemnity Shares”) were placed in escrow, in accordance with an escrow agreement (the “Escrow Agreement”) executed by Holdco, Philip Thomas, as the representative of the Members under the Merger Agreement (the “LIBB Representative”), and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). The escrow is the sole remedy for Cullen, Holdco and LIBB for their rights to indemnification under the Merger Agreement. The Members’ right to indemnification will be satisfied through the issuance by Holdco of up to 500,000 additional shares of Holdco Common Stock.

On the date on which Holdco’s independent registered public accounting firm has issued its report relating to Holdco’s financial statement for its fiscal year ending December 31, 2015, the Indemnity Shares remaining in escrow will be released to the Members except for any shares subject to pending indemnification claims.

No amount for indemnification shall be payable to either Cullen, Holdco or LIBB on the one hand or the Members on the other hand, unless and until the aggregate amount of all indemnifiable losses otherwise payable exceed a basket deductible amount of $100,000 (with all claims then paid from the first dollar) except that the deductible will not apply to claims made with respect to representations and warranties relating to the Members’ title to the LIBB membership units and the outstanding capitalization of LIBB. Except for claims based on actual fraud, the aggregate liability of the Members for the losses of Cullen, Holdco and LIBB, on the one hand, shall not exceed the Indemnity Shares and the aggregate liability of Holdco for losses of the Members, on the other hand, shall not in any event exceed 500,000 newly issued shares of Holdco Common Stock.

To provide a fund for any reduction in the number of Merger Shares as a result of the post-Closing true-up of the merger consideration based on the actual Net Working Capital of Cullen and LIBB at the Closing, an additional 66,667 of the Merger Shares (“Adjustment Shares”) were placed in escrow with the Escrow Agent at the Closing in accordance with the Escrow Agreement. Within three business days after the parties finalize the Net Working Capital calculation in accordance with the Merger Agreement, the Adjustment Shares will be released to the Members or Holdco, as applicable.

The Indemnity Shares and the Adjustment Shares will be allocated among the Members pro rata in proportion to the shares of Holdco Common Stock being issued to them under the Merger Agreement.

The Escrow Agreement setting forth the foregoing obligations and terms is attached as Exhibit 10.2 to this Report.

Lock-Up Agreements

Pursuant to the terms of lock-up agreements (the “Lock-Up Agreements”) that were executed by the Founders on May 27, 2015, the Founders agree not to sell their shares of Holdco Common Stock received in the Company Merger (representing approximately 55% of the shares being issued to the Members) until one year after the Closing, subject to certain permitted transfers and provided that the shares will be released from such restrictions early in the event that Holdco consummates a liquidation, merger, stock exchange or other transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or property. The Lock-Up Agreements are attached as Exhbit 10.1 to this Report.

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Registration Rights Agreement

Pursuant to the Merger Agreement, on May 27, 2015, Holdco entered into a registration rights agreement with the Members (the “Registration Rights Agreement”). Under the Registration Rights Agreement, subject to the Lockup Agreements, the Members were granted certain “demand” and “piggyback” registration rights with respect to the shares of Holdco Common Stock issued to them in the Company Merger. The Registration Rights Agreement is attached as Exhibit 10.3 to this Report.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth under Item 1.01 is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if Holdco were a shell company, as Holdco was immediately before the Mergers, then Holdco must disclose the information that would be required if Holdco were filing a general form for registration of securities on Form 10. Accordingly, Holdco is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Mergers, unless otherwise specifically indicated or the context otherwise requires.

Business

The business of Holdco is described in the Proxy Statement/Prospectus, in the Section entitled “Business of LIBB” beginning on page 77 and that information is incorporated herein by reference.

Risk Factors

The risks associated with Holdco’s business are described in the Proxy Statement/Prospectus in the Section entitled “Risk Factors” beginning on page 22 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Section 9.01 of this Current Report on Form 8-K concerning the financial information of Holdco. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the Section entitled “LIBB’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 83 and to Exhibit 99.4, which are incorporated herein by reference.

Employees

The employees of Holdco are described in the Proxy Statement/Prospectus in the Section entitled “Business of LIBB –Employees” on page 80 and that information is incorporated herein by reference.

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Properties

The facilities of Holdco are described in the Proxy Statement/Prospectus in the Section entitled “Business of LIBB – Properties” on page 81 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Closing regarding the beneficial ownership of Holdco’s common shares by:

•	Each person known to be the beneficial owner of more than 5% of Holdco’s outstanding common shares;

•	Each director and each of Holdco’s principal executive officers and two other most highly compensated executive officers (“named executive officers”); and

•	All current executive officers and directors as a group.

Unless otherwise indicated, Holdco believes that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership (2)
Directors and Executive Officers:
Paul Vassilakos	21,667	*
Kerry Kennedy (3)	20,667	*
Richard Y. Roberts (4)	20,667	*
Edward Hanson (5)	20,667	*
Philip Thomas	721,641	17.3%
Peter Dydensborg	15,692	*
James Meehan	--	*
All directors and executive officers (7 persons)	821,001	19.7%
Five Percent Holders:
Eric J. Watson (6)	747,077	17.9%
Bass Properties, LLC (7)	232,695	5.6%
Thomas Panza	721,641	17.3%
Ivory Castle Limited (8)	806,371	19.3%

*Less than 1%.

(1) Unless otherwise indicated, the business address of each of the individuals is 116 Charlotte Avenue, Hicksville, NY 11801.

(2) The percentage of beneficial ownership upon consummation of the mergers is calculated based on 4,171,095 outstanding shares of Holdco common stock as of the Closing. Unless otherwise indicated, Holdco believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them upon consummation of the Mergers.

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(3) Ms. Kennedy’s business address is c/o Robert F. Kennedy Center, 1367 Connecticut Avenue N.W., Suite 200, Washington, D.C. 20036.

(4) Mr. Roberts’ business address is Roberts, Raheb & Gradler, LLC, 1200 New Hampshire Avenue N.W., Suite 300, Washington, D.C. 20036.

(5) Mr. Hanson’s business address is 94 Draycott Ave, London SW3 3AD, United Kingdom.

(6) Mr. Watson’s business address is Level 9, 68 Shortland Street, P.O. Box 91269, Auckland, New Zealand. Mr. Watson resigned from his positions as an officer and director of the Company in November 2013. Represents shares of common stock held by Cullen Holdings, an entity controlled by Mr. Watson.

(7) The business address of Bass Properties, LLC is 99-1115A Aiea Heights Drive, Aiea, HI 96701. Thomas T. Ritchie, the Manager of Bass Properties LLC, has voting and dispositive power over the shares held by Bass Properties LLC.

(8) John Matthew Ashwood and Michael Raymond Shue have voting and dispositive control over the shares of Cullen common stock held by Ivory Castle Limited. The business address of Ivory Castle Limited and of Messrs. Ashwood and Shue is c/o Suite 5501, 55th Floor, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong.

Directors and Executive Officers

Holdco’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the Section entitled “Management of Holdco Following the Mergers” beginning on page 90 and also in Item 5.01 of this Current Report, which information is incorporated herein by reference.

Executive Compensation

The executive compensation of Holdco executive officers, and Cullen’s and LIBB’s executive officers and directors before the Mergers, is described in the Proxy Statement/Prospectus in the Section entitled “Executive Compensation” beginning on page 94 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of Holdco and its wholly owned subsidiaries are described in the Proxy Statement/Prospectus in the Section entitled “Certain Relationships and Related Person Transactions” beginning on page 100 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Business of LIBB– Legal Proceedings” beginning on page 81, which is incorporated herein by reference.

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Market Price of and Dividends on Holdco’s Common Equity and Related Stockholder Matters

Effective as of June 1, 2015, Holdco’s common shares will trade on the OTC Bulletin Board under the symbol “OLIC”. Holdco has not paid any cash dividends on its ordinary shares to date. The payment by Holdco of any dividends in the future will be within the discretion of Holdco’s board of directors. It is presently expected that the board of directors will elect to retain all earnings, if any, for use in the business operations and to finance the growth of its business. Accordingly, Holdco does not anticipate declaring any dividends in the foreseeable future. The determination to pay dividends in the future, if any, will be based upon Holdco’s revenues and earnings, if any, capital requirements and its general financial condition.

Information respecting Holdco’s common stock, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus in the Section entitled “Price Range and Dividend Information” on page 104 and such information is incorporated herein by reference.

Description of Holdco’s Securities

The description of Holdco’s securities is contained in the Proxy Statement/Prospectus in the Section entitled “Description of Holdco Securities” beginning on page 103 and is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of Holdco’s common shares, which is incorporated herein by reference.

Indemnification of Directors and Officers

Holdco’s amended and restated certificate of incorporation contains provisions eliminating the personal liability of directors to Holdco and its stockholders for monetary damages for breaches of their fiduciary duties as directors to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware or any other applicable law as it exists on the date of Holdco’s amended and restated certificate of incorporation or as it may be amended. The General Corporation Law of the State of Delaware prohibits such elimination of personal liability of a director for:

•	any breach of the director’s duty of loyalty to Holdco or its stockholders;

•	acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

•	the payment of dividends, stock repurchases or redemptions that are unlawful under Delaware law; and

•	any transaction in which the director receives an improper personal benefit.

These provisions only apply to breaches of duty by directors as directors and not in any other corporate capacity, such as officers. In addition, these provisions limit liability only for breaches of fiduciary duties under the General Corporation Law of the State of Delaware and not for violations of other laws such as the U.S. federal securities laws and U.S. federal and state environmental laws. As a result of these provisions in Holdco’s amended and restated certificate of incorporation, Holdco’s stockholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or gross negligence or that are in violation of their fiduciary duties. However, Holdco’s stockholders may obtain injunctive or other equitable relief for these actions. These provisions also reduce the likelihood of derivative litigation against directors that might benefit Holdco.

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In addition, Holdco’s amended and restated certificate of incorporation and bylaws provide that Holdco will indemnify and advance expenses to, and hold harmless, each of Holdco’s directors and officers (each, an “indemnitee”), to the fullest extent permitted by applicable law, who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of Holdco or, while a director or officer of Holdco, is or was serving at Holdco’s request as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Holdco’s amended and restated certificate of incorporation and bylaws, Holdco will be required under Holdco’s amended and restated certificate of incorporation and bylaws to indemnify, or advance expenses to, an indemnitee in connection with a proceeding (or part thereof) commenced by such indemnitee only if the commencement of such proceeding (or part thereof) by the indemnitee was authorized by Holdco’s board of directors.

At the Closing, Holdco entered into indemnification agreements with each of its directors and executive officers (each, a “Contractual Indemnitee”). Pursuant to the indemnification agreements, Holdco will be obligated to indemnify the applicable Contractual Indemnitee to the fullest extent permitted by applicable law in the event that such Contractual Indemnitee, by reason of such Contractual Indemnitee’s relationship with Holdco, was, is or is threatened to be made a party to or participant in any threatened, pending or completed action or proceeding, other than an action or proceeding by or in Holdco’s right against all expenses, judgments, penalties, fines (including any excise taxes assessed on the Contractual Indemnitee with respect to an employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such Contractual Indemnitee in connection with such action or proceeding, provided that such Contractual Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to Holdco’s best interests, and, with respect to any criminal action or proceeding, provided that he or she also had no reasonable cause to believe his or her conduct was unlawful. Holdco will also be obligated to indemnify such Contractual Indemnitee to the fullest extent permitted by applicable law in the event that such Contractual Indemnitee, by reason of such Contractual Indemnitee’s relationship with Holdco, was, is or is threatened to be made a party to or participant in any threatened, pending or completed action or proceeding brought by or in Holdco’s right to procure a judgment in Holdco’s favor, against all expenses actually and reasonably incurred by such Contractual Indemnitee in connection with such action or proceeding, provided that such Contractual Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to Holdco’s best interests. Notwithstanding the foregoing sentence, no indemnification against expenses incurred by such Contractual Indemnitee in connection with such an action or proceeding brought by or in Holdco’s right will be made in respect of any claim, issue or matter as to which such Contractual Indemnitee is adjudged to be liable to Holdco or if applicable law prohibits such indemnification being made; provided, however, that, in such event, if applicable law so permits, indemnification against such expenses will nevertheless be made by Holdco if and to the extent that the court in which such action or proceeding has been brought or is pending determines that, despite the adjudication of liability but in view of all the circumstances of the case, the Contractual Indemnitee is fairly and reasonably entitled to indemnity for such expenses.

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The indemnification agreements also provide for the advancement of all reasonable expenses incurred by such Contractual Indemnitee in connection with any action or proceeding covered by the indemnification agreement. The Contractual Indemnitee will be required to repay any amounts so advanced if, and to the extent that, it is ultimately determined that he or she is not entitled to be indemnified by Holdco against such expenses. The Contractual Indemnitee will further be required to return any such advance to Holdco which remains unspent at the conclusion of the action or proceeding to which the advance related.

In addition, the indemnification agreements provide that Holdco will use all commercially reasonable efforts to obtain and maintain in effect during the entire period for which Holdco is obligated to indemnify a Contractual Indemnitee under his or her indemnification agreement, one or more insurance policies providing Holdco’s directors and officers coverage for losses from wrongful acts and omissions and to ensure Holdco’s performance of Holdco’s indemnification obligations under each indemnification agreement. The form of the indemnification agreements is attached as Exhibit 10.4 to this Report.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial statements and supplementary data of Holdco and affiliates, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of Holdco and affiliates, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 is incorporated herein by reference.

At the Closing, Holdco issued 2,633,334 shares of Holdco common stock to the Members. The shares of Holdco common stock were issued as part of the consideration for all of the outstanding LIBB limited liability company interests.

The issuances to the Members were made in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 thereunder, for the offer and sale of securities not involving a public offering. In connection with Holdco’s reliance on such exemption, each Member represented that (i) it was acquiring the shares of Holdco common stock for its own account for investment purposes only and not with a view to any public distribution thereof or with any intention of selling, distributing or otherwise disposing of the shares in a manner that would violate the registration requirements of the Securities Act, (ii) it was an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act, (iii) it acknowledged that it will not be permitted to transfer the shares of Holdco common stock, except pursuant to an effective registration statement under the Securities Act or pursuant to a valid exemption from registration, (iv) it was granted the opportunity to ask questions of, and receive satisfactory answers from, representatives of Holdco and/or Cullen concerning the terms and conditions of the shares and had the opportunity to obtain and did obtain any additional information that it deemed necessary regarding its receipt of the shares and investment in Holdco, and (v) it has the financial ability to bear the economic risk of the investment. In addition, there was no general solicitation or advertising used in connection with the offer and sale of the shares.

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Additionally, in order to pay for LIBB’s legal fees in connection with the Merger Agreement and the Mergers, Holdco issued at the Closing an additional 19,047 shares of Holdco common stock to LIBB’s counsel, Ellenoff, Grossman & Schole LLP. The issuance to Ellenoff, Grossman & Schole LLP was made in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth under Item 1.01 and in the section entitled “Certain Relationships and Related Person Transactions” in the Proxy Statement/Prospectus is incorporated herein by reference. The description of the Holdco 2015 Long-Term Incentive Plan in the section entitled “The Equity Plan Proposal” in the Proxy Statement/Prospectus is also incorporated herein by reference.

Effective May 27, 2015 upon the closing of the Mergers, Edward Hanson, Kerry Kennedy and Richard Y. Roberts were appointed as Class 1 directors of Holdco (with their terms expiring in 2016) and Philip Thomas and Paul Vassilakos were appointed as Class 2 directors of Holdco (with their terms expiring in 2017). In addition, Paul Vassilakos resigned as Chief Executive Officer and Philip Thomas was appointed as Chief Executive Officer of Holdco, Peter Dydensborg was appointed as Chief Operating Officer of Holdco and James Meehan was appointed as Chief Accounting Officer of Holdco.

Edward Hanson, 38 years old, had been a member of Cullen’s board of directors since October 2009. Mr. Hanson has served as a principal of Global Partners Fund, a private equity fund investing in asset backed businesses, since 2009. Prior to this, he was a director of Babcock & Brown (UK) Ltd. Babcock & Brown was a principal investment firm headquartered in Sydney and Mr. Hanson worked in the London office from 1997 to 2009. He focused on Private Equity and Real Estate. Mr. Hanson received a Bachelor of Commerce from the University of Auckland in New Zealand. Holdco believes Mr. Hanson’s business experience and contacts and relationships make him well suited to serve as a member of Holdco’s board of directors.

Kerry Kennedy, 54 years old, had been a member of Cullen’s board of directors since October 2009. She is an American human rights activist and writer. In April 1988, she established the Robert F. Kennedy Memorial Center for Human Rights and acted as its executive director until January 1995 working on diverse human rights issues. Ms. Kennedy has been the Chair of the Amnesty International Leadership Council since January 1996. She was a director of Endeavor Acquisition Corp. from July 2005 to December 2007, a director of Victory Acquisition Corp. from January 2007 to April 2009 and a director of Triplecrown from June 2007 to October 2009. She also serves on the board of directors of the International Center for Ethics and Justice and Public Life at Brandeis University. Ms. Kennedy received a B.A. from Brown University in 1982 and an LLM from Boston College Law School in 1987. Holdco believes Ms. Kennedy’s contacts and philanthropic work make her well suited to serve as a member of Holdco’s board of directors.

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Richard Y. Roberts, 62 years old, had been a member of Cullen’s board of directors since October 2009. In March 2006, Mr. Roberts co-founded a regulatory/legislative consulting firm, Roberts, Raheb & Gradler LLC. He was a partner with Thelen Reid & Priest LLP, a national law firm, from January 1997 to March 2006. From August 1995 to January 1997, Mr. Roberts was a consultant at Princeton Venture Research, Inc., a private consulting firm. From 1990 to 1995, Mr. Roberts was a commissioner of the Securities and Exchange Commission, and, in this capacity, was actively involved in, has written about or has testified on, a wide range of subjects affecting the capital markets. Since leaving the Commission, Mr. Roberts has been a frequent media commentator and writer on various securities public policy issues and has assisted the Governments of Romania and Ukraine in the development of a securities market. Mr. Roberts is a member of the board of directors of Red Mountain Resources, Inc., an independent, growth oriented energy company that intends to acquire and develop oil and gas properties. He was a director of Nyfix, Inc. from September 2005 to December 2009, Endeavor Acquisition Corp. from July 2005 to December 2007, a director of Victory Acquisition Corp. from January 2007 to April 2009 and a director of Triplecrown from June 2007 to October 2009. From 1987 to 1990, he was the chief of staff for Senator Richard Shelby. He is a member of the Alabama Bar and the District of Columbia Bar. Mr. Roberts is a member of the Advisory Board of Securities Regulation & Law Reports, of the Advisory Board of the International Journal of Disclosure and Governance, and of the Editorial Board of the Municipal Finance Journal. Mr. Roberts also previously served as a member of the District 10 Regional Consultative Committee of the Financial Industry Regulatory Authority, the Market Regulation Advisory Board of the FINRA, and the Legal Advisory Board of the FINRA. Mr. Roberts received a B.E.E. from Auburn University in 1973, a J.D. from the University of Alabama School of Law in 1976, and a Master of Laws from the George Washington University Law Center in 1981. Holdco believes Mr. Roberts’ contacts and past business experience, including at the Securities and Exchange Commission, make him well suited to serve as a member of Holdco’s board of directors.

Paul N. Vassilakos, 37 years old, had served as Cullen’s Chief Executive Officer and as a member of its board of directors since November 2013. Mr. Vassilakos had also served as the assistant treasurer of Cullen since October 2009. Mr. Vassilakos founded Petrina Advisors, Inc., a privately held advisory firm providing investment banking services, and has served as its president since its formation in July 2007. Mr. Vassilakos also founded and, since December 2006, serves as the vice president of Petrina Properties Ltd., a privately held real estate holding company. From November 2011 through February 2012, Mr. Vassilakos served as Chief Executive Officer, Chief Financial Officer and director of Soton Holdings Group, Inc., a publicly held company now known as Rio Bravo Oil, Inc. Mr. Vassilakos also previously served as interim President and Chief Executive Officer of Red Mountain Resources, Inc. from February 2011 to March 2011. From February 2002 through June 2007, Mr. Vassilakos served as vice president of Elmsford Furniture Corp., a privately held furniture retailer in the New York area. Mr. Vassilakos also currently serves on the Board of Directors of Cross Border Resources, Inc. (since April 2012) and Red Mountain Resources, Inc. (since October 2011), oil and natural gas exploration public companies. Mr. Vassilakos received a BS in finance from the Leonard N. Stern Undergraduate School of Business in 1998 and was a licensed Registered Securities Representative (Series 7 and 63) from February 1996 through February 2002. Holdco believes Mr. Vassilakos’s extensive public company and capital markets experience, as well as his professional contacts and other business experience, make him well suited to serve on Holdco’s board of directors.

Philip J. Thomas, 39 years old, has served as the Managing Member, Chief Executive Officer and a Manager of LIBB since its formation in February 2011. Since 2005, Mr. Thomas has also served as President of Capital Link LLC, a nationally recognized ATM processing network that he founded. Capital Link is partners with, among others, WSFS Bank (NASAQ: WSFS), Cash Connect, RBSWorldPay (RBS) and Switch Commerce, and funds over 13,000 ATMs in all 50 states with over $8 billion annually. From 2008 to November 2010, he served as Chief Executive Officer of KarbonEx Corp, a company he founded dedicated to creating innovative, market driven solutions to address climate change and resolve the way businesses impact the environment. Prior to this, Mr. Thomas revitalized his family’s 45 year old food and beverage distribution business, Magnum Enterprises, by creating strategic partnerships with Coca-Cola, Vitamin Water and Kellogg. Mr. Thomas began his career in 1998 while attending college at James Madison University where he created Highlawn Restaurant & Lounge, which he sold in 2001. Mr. Thomas was a Division 1 GTE scholar athlete and graduate of James Madison University. Holdco believes Mr. Thomas’ business experience in the beverage industry will make him well suited to serve as a member of Holdco’s board of directors.

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Hans Peter Dydensborg, 55 years old, has served as Chief Operating Officer of LIBB since January 2014. From 2004 to January 2014, Mr. Dydensborg served as Director of Sales Off Premise for Phoenix Beverages New York (“Phoenix”). Phoenix Beverages New York was the largest Heineken Beer distributor in the United States. During his ten year career with Phoenix, Mr. Dydensborg’s role was to create and innovate market solutions in cooperation with national brewers to drive sales and market share. From 1994 to 2004, Mr. Dydensborg was with The Keebler Company which was later acquired by the Kellogg Company. While with these companies, Mr. Dydensborg was promoted into several roles throughout the east coast, including managing the Metro New York Zone Market (sales and operations) and restoring the Atlanta Zone market (which included Florida and Alabama). Prior to this, Mr. Dydensborg was with CPC International (which sold products such as Arnold Bread and Thomas English Muffins) in an Account Management Role. He managed several leading retailers in the metro New York market in this position. Mr. Dydensborg started he career in 1987 in sales management with the New York Coca Cola Bottling company in the New Jersey market. Mr. Dydensborg is a graduate from Georgia State University and was a member of the Georgia State Soccer team in the SEC conference.

James Meehan, 34 years old, has served as the Chief Accounting Officer of LIBB since June 2014. From 2003 to June 2014, Mr. Meehan was employed by Marcum LLP, a public accounting firm where he serviced a wide variety of publicly and privately held companies. Mr. Meehan is a graduate of Manhattan College. Mr. Meehan is a Certified Public Accountant.

Employment Agreements

In connection with the closing of the Mergers, each of Messrs. Thomas, Dydensborg and Meehan entered into new employment agreements with Holdco to serve as Holdco’s and LIBB’s Chief Executive Officer, Chief Operating Officer and Chief Accounting Officer, respectively. Each agreement has a term of two years from the Closing except that the agreements with Messrs. Dydensborg and Meehan provide that either Holdco or the executive can terminate the agreement with six months’ advance notice (or three months’ advance notice, in the case of Mr. Meehan). The employment agreements provide for Messrs. Thomas, Dydensborg and Meehan to receive base salaries of $150,000, $130,000 and $120,000, respectively. Additionally, each is entitled to an incentive bonus of up to 50%, 40% and 25% of such individual’s base salary, respectively. Each will also receive a five-year option to purchase 80,000 shares of Holdco common stock, 58,667 shares of Holdco common stock and 16,000 shares of Holdco common stock, respectively, at an exercise price of $3.75 per share, each grant vesting quarterly in equal proportions over the two year employment term.

Unless terminated by Holdco without “cause” or by the executive with “good reason” (as such terms are defined in the employment agreements), upon termination the executives will be entitled only to their base salary through the date of termination, valid expense reimbursements and certain unused vacation pay. If terminated by Holdco without “cause” or by the executives with “good reason,” each executive is entitled to be paid severance (base salary for a period of six months for Messrs. Thomas and Dydensborg and base salary for a period of three months for Mr. Meehan), valid expense reimbursements and accrued but unused vacation pay.

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Each of the employment agreements contain provisions for the protection of Holdco’s intellectual property and confidentiality and non-competition restrictions for the executives (generally imposing restrictions during employment and for a period of two years following the consummation of the mergers on (i) ownership or management of, or employment or consultation with, competing companies, (ii) soliciting employees to terminate their employment (iii) soliciting business from Holdco’s customers, and (iv) soliciting prospective acquisition and investment candidates for purposes of acquiring or investing in such entity).

The employment agreements are attached as Exhibits 10.5, 10.6, 10.7 and 10.8 to this Report.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 28, 2015, Cullen issued a press release announcing the Closing. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b) Financial Statements

The financial statements and selected financial information included in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Financial Information,” “Selected Unaudited Pro Forma Condensed Financial Information,” “Comparative Per Share Data” and “Unaudited Pro Forma Condensed Combined Financial Statements” are incorporated herein by reference.

The following financial statements of LIBB are included or incorporated by reference in this report:

Balance Sheets as of March 31, 2015 (Unaudited) and December 31, 2014	(*)
Statements of Operations for the three months ended March 31, 2015 and 2014	(*)
Statements of Cash Flows for the three months ended March 31, 2015 and 2014	(*)
Notes to Unaudited Financial Statements	(*)

Report of Independent Registered Public Accounting Firm	FS-2(**)
Balance Sheets as of December 31, 2014 and 2013	FS-3(**)
Statements of Operations for the Years Ended December 31, 2014 and 2013	FS-4(**)
Statements of Members’ Deficit	FS-5(**)
Statements of Cash Flows for the Years Ended December 31, 2014 and 2013	FS-6(**)
Notes to Financial Statements	FS-7(**)

(*)	Incorporated by reference to Exhibit 99.2 of this Report.

(**)	Incorporated by reference to the corresponding page of the Proxy Statement/Prospectus.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014 are incorporated by reference to Exhibit 99.3 of this Report.

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(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of December 31, 2014, by and among, Cullen Agricultural Holding Corp., Long Island Iced Tea Corp., Cullen Merger Sub, Inc., LIIT Acquisition Sub, LLC, Long Island Brand Beverages LLC, Phil Thomas and Thomas Panza (incorporated by reference to Exhibit 2.1 of Cullen’s Current Report on Form 8-K filed on January 6, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Reorganization, dated as of April 23, 2015, by and among, Cullen Agricultural Holding Corp., Long Island Iced Tea Corp., Cullen Merger Sub, Inc., LIIT Acquisition Sub, LLC, Long Island Brand Beverages LLC, Philip Thomas and Thomas Panza, and Philip Thomas, in his capacity as the “LIBB Representative” under the Merger Agreement on behalf of the other members of LIBB party to the Merger Agreement (incorporated by reference to Exhibit 2.1 of Cullen’s Current Report on Form 8-K filed on April 24, 2015).

10.1	Lock-Up Agreement executed by each of Philip Thomas and Thomas Panza.

10.2	Escrow Agreement, dated as of May 27, 2015, by and among Long Island Iced Tea Corp., Philip Thomas, in his capacity as the LIBB Representative under the Merger Agreement and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated as of May 27, 2015, by and among Long Island Iced Tea and the members of Long Island Brand Beverages LLC.

10.4	Form of Indemnification Agreement.

10.5	Employment Agreement between Long Island Iced tea Corp. and Philip Thomas.

10.6	Employment Agreement between Long Island Iced Tea Corp. and Hans Peter Dydensborg.

10.7	Employment Agreement between Long Island Iced Tea Corp. and James Meehan.

10.8	Employment Agreement between Long Island Brand Beverages LLC. and Thomas Panza.

99.1	Press release dated May 28, 2015.

99.2	Financial Statements of Long Island Brand Beverages, LLC.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

99.4	Long Island Brand Beverages LLC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Holdco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2015	LONG ISLAND ICED TEA CORP.

	By:	/s/ Philip Thomas
Philip Thomas
Chief Executive Officer